Exhibit 10.2

CHATTAHOOCHEE NATIONAL BANK

OFFICE LEASE
TABLE OF CONTENTS

2

STATE OF GEORGIA

FULTONCOUNTY

This Lease Agreement, made this 29th day of October, 1999, by and between DUKE-WEEKS REALTY LIMITED PARTNERSHIP, an Indiana limited partnership, hereinafter referred to as “Landlord”, and CHATTAHOOCHEE NATIONAL BANK, hereinafter referred to as “Tenant”;

WITNESSETH:

LEASED PREMISES

1.01

Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, the space hereinafter referred to as the LEASED PREMISES, described as approximately 7,296 sq. ft. of office space designated as Suite 100 and shown on Exhibit “B”, in the office building located at 3625 Brookside Parkway, Alpharetta, Georgia 30022-4434 (hereinafter referred to as the “Building”). The Property upon which the Building is located is more particularly described on Exhibit “A” attached hereto and by this reference made a part hereof (hereinafter referred to as the “Property”).

TERM

2.01

TO HAVE AND TO HOLD said Leased Premises for a term of five (5) years, commencing on February 1, 2000, and continuing until midnight on January 31, 2005, upon the following terms, conditions, and covenants:

RENTAL

3.01

As rental for the Leased Premises, Tenant agrees to pay Landlord, without offset or abatement, Base Rental as set forth below:

February 15, 2000-February 19, 2002	$12,099.20/month	$145,190.40/year
February 15, 2002-February 19, 2003	$12,464.00/month	$149,568.00/year
February 15, 2003-February 19, 2004	$12,840.96/month	$154,091.52/year
February 15, 2004-February 19, 2005	$13,224.00/month	$158,688.00/year

due on or before the first day of each calendar month beginning on February 1, 2000 and thereafter for the remainder of the term, together with any other additional rental as hereinafter set forth. Tenant shall pay interest at a rate of twelve percent (12%) per annum on all late payments of rent. Provided that Tenant is not otherwise in default, Tenant shall not be charged interest on one late payment per lease year provided that such payment is made within ten (10) clays of the date due. If the Lease shall commence on any date other than the first day of a calendar month, or end on any date, other than the last clay of a calendar month, rent for such month shall be prorated. Tenant has deposited with Landlord, upon delivery of this Lease Agreement, an amount equal to Twelve Thousand Ninety Nine and 20/100 ($12,099.20) which is to be applied toward first month’s Base Rental, plus a refundable security deposit equal to Thirteen Thousand Two Hundred Twenty Four and 00/100 ($13,224.00) as set forth in Paragraph 5.01.

OPERATING EXPENSES

4.01

In addition to the Base Rental payable by Tenant in accordance with Paragraph 3.01 of this Lease, Tenant shall pay monthly to Landlord on the same due date as the Base Rental the sum (hereinafter referred to as the “Additional Rent”) calculated in accordance with the following:

(a)

As used in this Lease, the following definitions shall apply:

(i)

“Calendar Year” shall mean any period during the Term of this Lease commencing on January 1 and ending on the next following December 31.

(ii)

“Base Year” shall mean the Calendar Year during which the Term commences.

(iii)

“Building” shall mean the Property and the Building and other structures, improvements, fixtures and appurtenances now or hereafter placed, constructed or erected thereon.

(iv)

“Pro Rata Share” shall equal 5.47%; provided, however, that in the event that the amount of space leased by Tenant shall increase or decrease subsequent to the commencement date of the Term, whether pursuant to an option to expand or otherwise, the Pro Rata Share shall be appropriately adjusted by Landlord.

(v)

“Operating Expenses” shall mean any and all costs, expenses and disbursements of every kind and character (subject to the limitations set forth below) which Landlord shall incur, pay or become obligated to pay in connection with the ownership of any estate or interest in the Building or the operation, maintenance, repair, replacement and security of the Building determined in accordance with generally accepted accounting principles consistently applied, including, but not Limited to, the following:

(A)

Wages and salaries of all employees engaged in the operation, repair, replacement, maintenance, and security of the Building, including taxes, insurance, and benefits relating thereto.

(B)

All supplies and materials used in the operation, maintenance, repair, replacement, and security of the Building.

(C)

Cost of all utilities including gas, water, telephone, telegraph, power, heating, lighting, air-conditioning and ventilating the Building.

(D)

Cost of all maintenance arid service agreements on equipment, including alarm service, window cleaning and elevator maintenance.

(E)

Cost of casualty, liability and other insurance applicable to the Building or Landlord’s personal property used in connection therewith.

(F)

All taxes and assessments and governmental charges, whether federal, state, county or municipal, and whether they be by taxing districts or authorities presently taxing or by others, subsequently created or otherwise, and any other taxes and assessments imposed upon or attributable to the Building, its operation or the Base Rental or Additional Rent without reference to other income of the Landlord.

(G)

Cost of repairs, replacements, and general maintenance of the Building.

(H)

Cost of service or maintenance contracts with independent contractors for the operation, maintenance, repair, replacement, or security of the Building.

(I)

Cost of maintaining accounting books and records.

(J)

Costs of contractual management fees and other costs directly related to the on-site management of the Building.

(I)

Cost of janitorial services, trash, garbage, snow and ice removal; servicing, replacing, equipping and maintenance of all electrical, security and fire alarms, fire pumps, sprinkler systems and fire extinguishers and hose cabinets; painting; window cleaning and landscaping and gardening.

(L)

Capital expenditures required by any governmental or regulatory authority, and capital expenditures for energy related equipment or fire and safety equipment.

Specifically excluded from the definition of the term “Operating Expenses” are expenses for repairs, replacements and general maintenance to the extent paid by proceeds of insurance or by Tenant or other third parties and alterations attributable solely to tenants of the Building other than Tenant; interest, amortization or other payments on loans to Landlord whether secured or unsecured; depreciation of the Building; leasing commissions; legal expenses; salaries of officers, executives, employees and agents not directly involved in the on-site operation of the Building; and state, federal or local income taxes, excess profits or franchise taxes or other such taxes imposed on or measured by or determined from the gross income of Landlord.

(b)

The actual amount of Additional Rent payable shall be an amount equal to the product obtained by multiplying the Pro Rata Share times the remainder obtained by subtracting the Operating Expenses for the Base Year from the Operating Expenses for the Calendar Year in question (provided, however, in no event shall the amount so determined be less than zero). In the event that the Building is not fully occupied during the Base Year, the Landlord shall compute the Operating Expenses for the Base Year as though the Building were fully occupied.

(c)

On or before December 31st of each Calendar Year during the Term, or as soon thereafter as practicable, Landlord shall give Tenant written notice of its estimate of the Additional Rent for the next ensuing Calendar Year, Commencing in the first (1st) month of the ensuing Calendar Year, or as soon thereafter as Landlord shall invoice Tenant, Tenant shall pay to Landlord one-twelfth (1/12) of such estimated Additional Rent. If notice of Landlord’s estimate of Additional Rent is not given prior to December 31, during the next Calendar Year Tenant shall continue to pay the monthly payment based on the Additional Rent computed for the previous Calendar Year until the month after such notice is given.

(d)

As soon as practicable after the close of each Calendar Year, Landlord shall deliver to Tenant a final statement of the Additional Rent for the immediately preceding Calendar Year and such statement shall be final and binding upon Landlord and Tenant. If such statement shows an amount owing by Tenant that is less than the payments actually made by the Tenant for the immediately preceding Calendar Year, Tenant shall be credited for such excess against the next monthly payments of Additional Rent, If such statement shows an amount owing by the Tenant that is more than the payments actually made by the Tenant for the immediately preceding Calendar Year, Tenant shall pay the deficiency to Landlord within ten (10) days after delivery of the statement.

SECURITY DEPOSIT

5.01

As additional security for the full and prompt performance by the Tenant of the terms and covenants of this Lease Agreement, Tenant has deposited with the Landlord the sum of Thirteen Thousand Two Hundred Twenty Four and 00/l00 ($13,224.00) Dollars. This security deposit may not be deemed by Tenant to constitute rent for any month. If Tenant defaults with respect to any provision of this Lease Agreement, including, but not limited to the provisions relating to the payment of rent, Landlord may (but shall not be required to) use, apply or retain all or any part of this security deposit for the payment of any rent or any other sum in default, or for the payment of any amount which Landlord may spend or become obligated to spend by reason of Tenant’s default, or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant’s default. If any portion of said deposit is so used or applied, Tenant shall within five (5) days after written demand therefor, deposit cash with Landlord in an amount sufficient to restore the security deposit to its original amount and

Tenant’s failure to do so shall be a material breach of this Lease Agreement. Landlord shall not be required to keep this security deposit separate from its general funds, and Tenant shall not be entitled to interest on such deposit. If Tenant shall fully and faithfully perform every provision of this Lease to be performed by it, the security deposit or any balance thereof shall be returned to Tenant (or, at Landlord’s option, to the last assignee of Tenant’s interest hereunder) at the expiration of the Lease term. In the event of termination of Landlord’s interest in this Lease Agreement, Landlord shall transfer said deposit to Landlord’s successor in interest.

COMPLETION OF IMPROVEMENTS

6.01

As consideration for Tenant’s performance of all obligations to be performed by Tenant under this Lease, Landlord shall contribute $18.00 per square foot contained in the Leased Premises, (the sum of $131,328.00) (the “Allowance”) towards the cost of tenant improvements to the Leased Premises. The Allowance shall be used for alterations, improvements, fixtures and equipment which become part of or are attached or affixed to the Leased Premises, including walls, wall coverings and floor coverings, but excluding trade fixtures, furniture and furnishings or other personal property. In the event the cost of tenant improvements exceeds the cost of tenant improvement Allowance, the excess shall be paid by Tenant within thirty (30) days of Tenant’s receipt of Landlord’s notice.

DELAY IN DELIVERY OF POSSESSION

7.01.

If Landlord, for any reason whatsoever, cannot deliver possession of the Leased Premises to Tenant at the commencement of the term of this Lease, this Lease shall not be void or voidable, nor shall Landlord be liable to Tenant for any loss or damage resulting therefrom, but in that event there shall be a proportionate reduction of rent covering the period between the commencement of the term and the time when Landlord can deliver possession. If delay is longer than three (3) months, Landlord will provide Tenant such space (not exceeding in area the Leased Premises) as Landlord may have available, until the Leased Premises can be completed, at no charge to Tenant. The term of this Lease shall be extended by such delay.

USE OF LEASED PREMISES

8.01

The Leased Premises may be used and occupied only for general office purposes or a banking institution and for no other purpose or purposes, without Landlord’s prior written consent. Tenant shall promptly comply at its sole expense with all laws, ordinances, orders, and regulations affecting the Leased Premises and their cleanliness, safety, occupation and use. Tenant shall not do or permit anything to be done in or about the Leased Premises that will in any way increase the fire insurance upon the Building. Tenant will not perform any act or carry on any practices that may injure the Building or be a nuisance or menace to tenants of adjoining premises. Tenant shall, at Tenant’s sole cost and expense, comply fully with all environmental laws and regulations, and all other legal requirements, applicable to Tenant’s operations at, on or within, or to Tenant’s use and occupancy of, the Leased Premises.

ACCEPTANCE OF PREMISES

9.01

By entry hereunder, Tenant acknowledges that it has examined the Leased Premises and accepts the same as being in the condition called for by this Lease, and as suited for the uses intended by Tenant, subject to construction of any tenant improvements provided for herein and subject to any punch list items. Upon delivery of possession of the Leased Premises to Tenant, Tenant agrees to execute and deliver to Landlord a Tenant’s Acceptance of Premises, in the form attached hereto as Exhibit “D”.

ALTERATIONS, MECHANICS’ LIENS

10.01

Alterations may not be made to the Leased Premises without prior written consent of Landlord, and any alterations of the Leased Premises excepting movable furniture and trade fixtures shall at Landlord’s option become part of the realty and belong to Landlord. Trade fixtures including, but not limited to, ATM machines and night depository boxes, installed at Tenant’s sole cost and expense, shall be removed by Tenant at Tenant’s expense at the end of the lease term. Tenant shall repair and restore any damage on the Leased Premises due to the removal of such trade fixtures.

10.02

Should Tenant desire to after the Leased Premises and Landlord gives written consent to such alterations, at Landlord’s option, Tenant shall contract with a contractor approved by Landlord for the construction of such alterations. Upon completion of the work, Tenant shall provide lien waivers from the subcontractors or a final affidavit of lien waiver from the general contractor. (Lien waivers and the Affidavit of Lien Waiver shall be in a form acceptable to Landlord.)

10.03

Notwithstanding anything in paragraph 10.02 above, Tenant may, upon written consent of Landlord, install trade fixtures, machinery or other trade equipment in conformance with all applicable laws, statutes, ordinances, rules, regulations, and the same may be removed upon the termination of this Lease provided Tenant shall not be in default under any of the terms and conditions of this Lease, and the Leased Premises are not damaged by such removal. Tenant shall return the Leased Premises on the termination of this Lease in the same condition as when rented to Tenant, reasonable wear and tear only excepted. Tenant shall keep the Leased Premises, the building and property in which the Leased Premises are situated free from any liens arising out of any work performed for, materials furnished to, or obligations incurred by Tenant. All such work provided for above, shall be done at such times and in such manner as Landlord may from time to time designate. Tenant shall give Landlord written notice five (5) days prior to employing any laborer or contractor to perform work resulting in an alteration of the Leased Premises so that Landlord may post a notice of non-responsibility. Tenant will pay or cause to be paid all costs and charges for work done by Tenant or caused to be done by Tenant in or to the Leased Premises or any property in which Landlord may hold any interest, and for all materials furnished for or in connection with such work. Tenant will indemnify Landlord against, and hold harmless Landlord against the liens and claims of lien and all other liabilities, liens, claims and demands on account of such work by or on behalf of Tenant. If any such lien at any time is filed against the Leased Premises or any part of the Building, Tenant shall immediately cause such lien to be discharged of record, or at its discretion bond off the lien pursuant to O.C.G.A. Sec. 44-14-364. Nothing herein will be deemed the consent or agreement of Landlord to subject Landlord’s interest in the Leased Premises or Building to liability under any mechanics or other lien law. In the event that Tenant fails to cause a lien which has been filed to be discharged, or shall fail to bond off said lien as herein provided, within ten (10) days of notice of said lien, in addition to all other rights and remedies it may have under the Lease or at law, Landlord may, at its option, pay such charge and related costs and interests and said amount and expenses, including reasonable attorneys’ fees shall be immediately due from Tenant to Landlord as additional rent.

WASTE AND QUIET CONDUCT

11.01

Tenant shall not commit, or suffer any waste upon the Leased Premises, or any nuisance, or other act or thing which may disturb the quiet enjoyment of any other tenant in the Building containing the Leased Premises or any building in the project in which the Leased Premises are located.

FIRE INSURANCE, HAZARDS

12.01

No use shall be made or permitted to be made of the Leased Premises, nor acts done which might increase the existing rate of insurance upon the Building or cause the cancellation of any insurance policy covering the Building, or any part thereof, nor shall Tenant sell, or permit to be kept, used or sold, in or about the Leased Premises, any article which may be prohibited by the Standard form of fire insurance policies. Tenant shall, at its sole cost and expense, comply with any and all requirements pertaining to the Leased Premises, of any insurance organization or company, necessary for the maintenance of reasonable fire and public liability insurance, covering the Leased Premises, Building and appurtenances. Tenant agrees to pay to Landlord as additional rent, any increase in premiums on policies which may be carried and for loss of rent caused by fire and the perils normally included in extended coverage above the rates presently being paid by the Landlord as of the date hereof that may be caused by Tenant’s use or occupancy of the Leased Premises.

12.02

Tenant shall maintain in full force and effect on all of its fixtures and equipment in the Leased Premises a policy or policies of fire and extended coverage insurance with standard coverage endorsement to the extent of at least eighty percent (80%) of their insurable value. During the term of this Lease the proceeds from any such policy or policies of insurance shall be used for the repair or replacement of the fixtures, and Landlord will sign all documents necessary or proper in connection with the settlement of any claim or loss by Tenant. Landlord will not carry insurance on Tenant’s possessions. Tenant shall furnish Landlord with a certificate of such policy within thirty (30) days of the commencement of this Lease, and whenever required, shall satisfy Landlord that such policy is in full force and effect.

LIABILITY INSURANCE

13.01

Tenant, at its own expense, shall provide and keep in force with companies acceptable to Landlord public liability insurance for the benefit of Landlord and Tenant jointly against liability for bodily injury and property damage in the amount of not less than One Million

Dollars ($1,000,000.00) in respect to injuries to or death of more than one person in any one occurrence, in the amount of not less than One Million Dollars ($1,000,000.00) in respect to injuries to or death of any one person, and in the amount of not less than Fifty Thousand Dollars ($50,000.00) per occurrence in respect to damage to property, such limits to be for any greater amounts as may be reasonably indicated by circumstances from time to time existing. Tenant shall furnish Landlord with a certificate of such policy (which certificate shall contain the insurer’s waiver of subrogation rights exercisable against the Landlord) within thirty (30) days of the commencement date of this Lease and whenever required shall satisfy Landlord that such policy is in full force and effect. Such policy shall name Landlord as an additional insured and shall be primary and non-contributing with any insurance carried by Landlord. The policy shall further provide that it shall not be canceled or altered without twenty (20) days prior written notice to Landlord.

INDEMNIFICATION BY TENANT

14.01

Tenant shall indemnify and hold harmless Landlord against and from any and all claims arising from Tenant’s use of the Leased Premises (other than those arising from negligence of Landlord or its agents or employees), or the conduct of its business or from any activity, work, or thing done, permitted or suffered by the Tenant in or about the Leased Premises, and shall further indemnify and hold harmless Landlord against and from any and all claims arising from any breach or default in the performance of any obligation on Tenant’s part to be performed under the terms of this Lease, or arising from any act, neglect, fault or omission of the Tenant, or of its agents or employees, and from and against all costs, attorney’s fees, expenses and liabilities incurred in or about such claim or any action or proceeding brought relative thereto and in case any action or proceeding be brought against Landlord by reason of any such claim, Tenant upon notice from Landlord shall defend the same at Tenant’s expense by counsel, chosen by Tenant and who is reasonably acceptable to Landlord. Tenant, as a material part of the consideration to Landlord, hereby assumes all risk of damage to property or injury to persons in or about the Leased Premises from any cause whatsoever except that which is caused by the failure of Landlord to observe any of the terms and conditions of this Lease where such failure has persisted for an unreasonable period of time after written notice of such failure, and Tenant hereby waives all claims in respect thereof against Landlord. The obligations of Tenant under this section arising by reason of any occurrence taking place during the term of this Lease shall survive any termination of this Lease.

WAIVER OF CLAIMS

15.01

Tenant, as a material part of the consideration to be rendered to Landlord, hereby waives all claims against Landlord for damages to goods, wares and merchandise in, upon or about the Leased Premises and for injury to Tenant, Its agents, employees, invitees, or third persons in or about the Leased Premises from any cause arising at any time, other than the negligence of Landlord, its agents and employees.

LANDLORD’S REPAIRS

16.01

Tenant agrees that no representations respecting the Leased Premises or the condition thereof and that no promises to decorate, alter, repair or improve the Leased Premises, either before or after the execution hereof, have been made by Landlord or its agents to Tenant, unless the same are contained in the Work Agreement.

16.02

Landlord shall maintain and repair only the common hallways and corridors, common rest rooms, main lobby area, heating, ventilating and air-conditioning systems, driveways and parking areas located on the Property, if any, the roof, foundation, floors and exterior walls and glass of the Building. Notwithstanding Landlord’s obligation to maintain and repair under this Paragraph 16, Tenant shall repair and pay for any damage caused by Tenant, or Tenant’s employees, agents, contractors, invitees or licensees, or caused by Tenant’s default hereunder. Tenant shall immediately give Landlord written notice of any defect or need for repairs, after which Landlord shall have a reasonable time within which to repair same or cure such defect. Landlord’s liability hereunder shall be limited only to the cost of correcting such defects or making such needed repairs.

16.03

Notwithstanding any other provisions herein, Landlord shall not be liable to Tenant for any damage occasioned by plumbing, electrical, gas, water, steam or other utility pipes, systems or facilities or by the bursting, stopping, leaking or running of any tank, sprinkler, washstand, water closet or pipes in or about the Leased Premises or the Building; nor for any damage occasioned by water being upon or coming through or around the roof or any flashing, window, skylight, vent, door, or the like unless directly resulting from Landlord’s act or neglect after notice; nor for any damage arising out of any acts or neglect of co-tenants, other occupants of the Building, occupants of adjacent property or the public.

TENANT’S REPAIRS

17.01

Tenant shall, at its sole cost and expense, keep the Leased Premises in good order, condition and repair during the Term. In the event any reasonable repairs are required to be made in or to the Leased Premises as a result of the actions or inactions of Tenant, its agents, contractors, servants, employees, sublessees, concessionaires, licensees, invitees or guests, Tenant shall be responsible for payment of all such repairs which shall be made by Landlord or its contractors, if Tenant does not make repairs promptly and adequately, Landlord may, but need not, make repairs, and Tenant shall promptly pay the cost thereof. Tenant shall pay Landlord for overtime costs and for any other expenses incurred in the event repairs, alterations, decorating or other work in the Leased Premises are not made, at Tenant’s request, during ordinary business hours. Upon expiration or other termination of the Term, Tenant shall quit and surrender to Landlord the Leased Premises, broom clean, in good order and condition as provided in this Lease, ordinary wear and tear excepted, and Tenant shall remove all of its property therefrom, except as provided in Paragraph 10 above.

SIGNS, LANDSCAPING

18.01

Tenant will not place or maintain, or suffer to be placed or maintained on the exterior of the Leased Premises, any sign, advertising matter or other things of any kind, and will not place or maintain any sign, decoration, lettering or advertising matter in or on the glass of any window or door of the Leased Premises without first obtaining Landlord’s prior written approval thereof. Thereafter Tenant shall maintain such sign, decoration, lettering, advertising matter and other things as may be approved by Landlord in good condition and repair at all times. Tenant shall be responsible to Landlord for all damages caused by the installation, use or maintenance of said signs and Tenant agrees to repair all damages incident to the removal of said signs and such obligation of Tenant shall survive the expiration or sooner termination of the Term. Notwithstanding the foregoing, Landlord will cooperate with Tenant to ensure that any signage required by banking agencies may be installed on the Leased Premises at Tenant’s sole cost and expense.

ENTRY BY LANDLORD

19.01

Tenant shall permit Landlord and Landlord’s agents to enter the Leased Premises at all reasonable times for the purpose of inspecting the same to perform janitorial and cleaning services, or for the purpose of maintaining the Building, or for the purpose of decorating, making repairs, alterations, or additions to any portion of the Building, including the erection and maintenance of such scaffolding, canopies, fences and props as may be required, or for the purpose of posting notices of non-responsibility for alterations, additions, or repairs, or for the purpose of showing the Leased Premises to prospective tenants, or placing upon the Building any usual or ordinary “for sale” signs, without any rebate of rent and without any liability to Tenant for any loss of occupation or quiet enjoyment of the Leased Premises thereby occasioned; and shall permit Landlord at any time within six (6) months prior to the expiration of this Lease, to place upon the Leased Premises any usual or ordinary “to let” or “to lease” signs. For each of the aforesaid purposes, Landlord shall at all times have and retain a key with which to unlock all of the exterior doors about the Leased Premises. Any entry by Landlord shall be made during regular business hours or as otherwise acceptable to Tenant and shall be made with reasonable notice to Tenant (other than in an emergency). In an emergency, Landlord shall have the right to enter the Leased Premises for any proper purpose. Tenant shall have quiet enjoyment and possession of the Leased Premises throughout the term of this Lease, subject, however, to the terms and conditions hereof.

SERVICES

20.01

Subject to the provisions set forth below in this Paragraph 20.01, Landlord shall furnish the following services to the Leased Premise:

(a)

Seasonable heating and air-conditioning between the hours of 8:00 a.m. and 6:00 p.m. on Mondays through Fridays, inclusive, and on Saturdays between the hours of 8:00 a.m. and 1:00 p.m., except for those days which are Holidays as defined on Exhibit “C” hereto. Tenant’s use of heating and air-conditioning after normal business hours shall be billed at a rate of $25.00 per hour.

(b)

General cleaning and janitorial services commencing after 5:00 p.m. on Mondays through Fridays, inclusive, except for Holidays.

(c)

Passenger elevator service at all times; provided, however, the Landlord reserves the right to reduce the number of elevators in operation after 6:00 p.m. on Mondays through Fridays and at all times on Saturdays, Sundays, and Holidays and to impose such other reasonable elevator security measures as the Landlord deems appropriate.

(d)

Common use restroom facilities and drinking water.

(e)

Electricity for lighting and small business machines designed to operate on 110-120 volt electric power (e.g., typewriters, dictating machines, adding machines, calculators, small copiers, postage machines, teletypes, personal computers and any other small office equipment that is not computer related except personal computers), except where 220 volt electric power is noted on the construction drawings.

20.02

Tenant will not use any electrical equipment which in Landlord’s opinion will overload the wiring Installations or interfere with the reasonable use thereof by other users in the Building. Tenant will not, without Landlord’s prior written consent in each instance, connect any additional items (e.g., electric heaters, vending equipment and auxiliary aft-conditioners) to the Building’s electrical system, or make any alteration or addition to the system. Should Landlord grant such consent, all additional circuits or equipment required therefor shall be installed by Landlord and the cost of such installation, equipment and metering device shall be paid by Tenant. The consumption of electricity for such additional equipment shall be paid monthly by Tenant to Landlord at the prevailing utility company rates. In the event the Tenant desires heating, ventilating or air-conditioning services in addition to those set forth above, the Landlord shall use its best efforts to make same available to Tenant at such rates as may be established from time to time by Landlord.

20.03

Landlord shall not be liable for any damages directly or indirectly resulting from the installation, use or interruption of use of any equipment in connection with the furnishing of services referred to in this Lease, and particularly any interruption in services by any cause beyond the immediate control of Landlord.

20.04

Landlord reserves the right to stop services of the heating, elevators, plumbing, air-conditioning, electrical power or other utilities or services when necessary by reason of war, insurrection, civil commotion, riots, acts of God or the enemy, governmental action, repairs, improvements, alterations, strikes, lockouts, picketing, whether legal or illegal, accidents, actions or inactions of Tenant, its agents, contractors, servants, employees, sublessees, concessionaires, licensees, invitees, or guests, inability of Landlord to obtain fuel or supplies or any other cause or causes beyond the reasonable control of Landlord.

ABANDONMENT

21.01

Tenant shall not vacate nor abandon the Leased Premises at any time during the term of this Lease; and if Tenant shall abandon, vacate or surrender the Leased Premises, or be dispossessed by process of law, or otherwise, any personal property belonging to Tenant and left on the Leased Premises shall, at the option of the Landlord, be deemed abandoned and be and become the property of Landlord.

21.02

Notwithstanding that which is contained in Section 21.01, Tenant may vacate the Leased Premises during the term of this Lease during any period when Tenant is attempting to sublease the Leased Premises provided (i) Tenant is not otherwise in default hereunder; (ii) Tenant continues to pay rent through the end of the term of the Leased Premises as defined in Section 3.01 of this Lease Agreement; (iii) Tenant adequately secures the Leased Premises to prevent damage, destruction or vandalism to the Leased Premises; (iv) Tenant continues such utilities to the Leased Premises as will prevent any damage to the Leased Premises; (v) Tenant continues to provide Insurance for the Leased Premises and Tenant pays any Increased premium resulting from a lack of a tenant in the Leased Premises. Therefore, except for physically occupying the Leased Premises, Tenant shall otherwise comply with all its obligations under the Lease, including but not limited to the obligation to pay all rental due hereunder.

DESTRUCTION

22.01

If the Leased Premises or any portion thereof are destroyed by storm, fire, lightning, earthquake or other casualty, Tenant shall immediately notify Landlord. In the event the Leased Premises cannot, in Landlord’s judgment, be restored within one hundred fifty (150) days of the date of such damage or destruction, this Lease shall terminate as of the date of such destruction, and all rent and other sums payable by Tenant hereunder shall be accounted for as between Landlord and Tenant as of that date. Landlord shall notify Tenant within thirty (30) days of the date of the damage or destruction whether the Leased Premises can be restored within one hundred fifty (150) days. If this Lease is not terminated as provided in this Paragraph, Landlord shall, to the extent insurance proceeds payable on account of such damage or destruction are available to Landlord (with the excess proceeds belonging to Landlord), within a reasonable time, repair, restore, rebuild, reconstruct or replace the damaged or destroyed portion of the Leased Premises to a condition substantially similar to the condition which existed prior to the damage or destruction. Provided, however, Landlord shall only be required to repair, restore, rebuild, reconstruct and replace the Landlord’s Work shown on Exhibit “B”, and Tenant shall, at its sole cost and expense, upon completion of the Landlord’s Work, repair, restore, rebuild, reconstruct and replace, as required, any and all improvements installed in the Leased Premises by Tenant and all trade fixtures, personal property, inventory, signs and other contents in the Leased Premises, and all other repairs not specifically required of Landlord hereunder, in a manner and to at least the condition existing prior to the damage. Tenant’s obligation to pay Base Rent shall abate until Landlord has repaired, restored, rebuilt, reconstructed or replaced the Leased Premises, as required herein, in proportion to the part of the Leased Premises which are unusable by Tenant. If the damage or destruction is due to the act, neglect, fault or omission of Tenant, there shall be no rent abatement except to the extent of rent loss insurance. In the event of any dispute between Landlord and Tenant relative to the provisions of this paragraph, they may each select an arbitrator, the two arbitrators so selected shall select a third arbitrator and the three arbitrators so selected shall hear and determine the controversy and their decision thereon shall be final and binding on both Landlord and Tenant who shall bear the cost of such arbitration equally between them. Landlord shall not be required to repair any property installed in the Leased Premises by Tenant. Tenant waives any right under applicable laws inconsistent with the terms of this paragraph and in the event of a destruction agrees to accept any offer by Landlord to provide Tenant with comparable space within the project in which the Leased Premises are located on the same terms as this Lease. Notwithstanding the provisions of this paragraph, if any such damage or destruction occurs within the final two (2) years of the term hereof, then Landlord, in its sole discretion, may, without regard to the aforesaid 150-day period, terminate this Lease by written notice to Tenant.

ASSIGNMENT AND SUBLETTING

23.01

Landlord shall have the right to transfer and assign, in whole or in part its rights and obligations in the building and property that are the subject of this Lease. Tenant shall not assign this Lease or sublet all or any part of the Leased Premises without the prior written consent of the Landlord. Such consent shall not be unreasonably withheld, conditioned or delayed. In the event of any assignment or subletting, Tenant shall nevertheless at all times, remain fully responsible and liable for the payment of the rent and for compliance with all of its other obligations under the terms, provisions and covenants of this Lease. If all or any part of the Leased Premises are then assigned or sublet, Landlord, in addition to any other remedies provided by this Lease or provided by law, may at its option, collect directly from the assignee or subtenant all rents becoming due to Tenant by reason of the assignment or sublease, and Landlord shall have a security interest in all properties on the Leased Premises to secure payment of such sums. Any collection directly by Landlord from the assignee or subtenant shall not be construed to constitute a novation or a release of Tenant from the further performance of its obligations under this Lease. In the event that Tenant sublets the Leased Premises or any part thereof, or assigns this Lease and at any time receives rent and/or other consideration which exceeds that which Tenant would at that time be obligated to pay to Landlord. Tenant shall pay to Landlord 100% of the gross excess in such rent as such rent is received by Tenant and 100% of any other consideration received by Tenant from such subtenant in connection with such sublease or, in the case of any assignment of this Lease by Tenant, Landlord shall receive 100% of any consideration paid to Tenant by such assignee in connection with such assignment. In addition, should Landlord agree to an assignment or sublease agreement, Tenant will pay to Landlord on demand the sum of $500.00 to partially reimburse Landlord for its costs, including reasonable attorneys’ fees, incurred in connection with processing such assignment or subletting request.

23.02

Notwithstanding the foregoing, Tenant may freely transfer and assign this Lease or sublet all or any portion of the Leased Premises (i) to any affiliate or subsidiary of Tenant or (ii) in connection with any merger, consolidation or sale of assets of Tenant, without having to obtain any consent or approval of Landlord; provided, however, that any such assignment or subletting shall not result in Tenant being released or discharged from any liability under this Lease except to the extent Tenant ceases to exist following any such merger or consolidation.

Tenant shall provide Landlord with written notice of such assignment or subletting prior to or promptly following the effective date of such assignment or subletting.

INSOLVENCY OF TENANT

24.01

Either (a) the appointment of a trustee to take possession of all or substantially all of the assets of Tenant, or (b) a general assignment by Tenant for the benefit of creditors, or (c) any action taken or suffered by Tenant under any insolvency or bankruptcy act shall, if any such appointments, assignments or action continues for a period of thirty (30) days, constitute a breach of this Lease by Tenant, and Landlord may at its election without notice, terminate this Lease and in that event be entitled to immediate possession of the Leased Premises and damages as provided below.

BREACH BY TENANT

25.01

In the event of a monetary default by Tenant, which is not cured within five (5) days of receipt of written notice by Tenant of such default or in the event of a nonmonetary default by Tenant which is not cured within fifteen (15) days of receipt of written notice by Tenant of such default; provided, however Tenant shall not be in default if Tenant commences to cure the default within the fifteen (15) day period and diligently and in good faith continues to cure the default until completion; Landlord in addition to any and all other rights or remedies that it may have hereunder, at law or in equity shall have the right to either terminate this Lease or from time to time, without terminating this Lease relet the Leased Premises or any part thereof for the account and in the name of Tenant or otherwise, for any such term or terms and conditions as Landlord in its sole discretion may deem advisable with the right to make reasonable alterations and repairs to the Leased Premises. Tenant shall pay to Landlord, as soon as ascertained, the costs and expenses incurred by Landlord in such reletting or in making such reasonable alterations and repairs. Should such rentals received from time to time from such reletting during any month be less than that agreed to be paid during that month by Tenant hereunder, the Tenant shall pay such deficiency to Landlord. Such deficiency shall be calculated and paid monthly.

25.02

No such reletting of the Leased Premises by Landlord shall be construed as an election on its part to terminate this Lease unless a notice of such intention be given to Tenant or unless the termination thereof be decreed by a court of competent jurisdiction. Notwithstanding any such reletting without termination, Landlord may immediately or at any time thereafter terminate this Lease, and this Lease shall be deemed to have been terminated upon receipt by Tenant of notice of such termination; upon such termination Landlord shall recover from Tenant all damages that Landlord may suffer by reason of such termination including, without limitation, all arrearages in rentals, costs, charges, additional rentals, and reimbursements, the cost (including court costs and attorneys’ fees actually incurred) of recovering possession of the Leased Premises, the actual or estimated (as reasonably estimated by Landlord) cost of any alteration of or repair to, the Leased Premises which is necessary or proper to prepare the same for reletting and, in addition thereto, Landlord shall have and recover from Tenant the difference between the present value (discounted at a rate per annum equal to the discount rate of the Federal Reserve Bank of Atlanta at the time the Event of Default occurs) of the rental to be paid by Tenant for the remainder of the lease term, and the present value (discounted at the same rate) of the Leased Premises for the remainder of the lease term taking into account the cost, time and other factors necessary to relet the Leased Premises; provided, however that such payment shall not constitute a penalty or forfeiture, but shall constitute full liquidated damages due to Landlord as a result of Tenant’s default, Landlord and Tenant acknowledge that Landlord’s actual damages in the event of a default by Tenant under this Lease will be difficult to ascertain, and that the liquidated damages provided above represent the parties’ best estimate of such damages. The parties expressly acknowledge that the foregoing liquidated damages are intended not as a penalty, but as full liquidated damages, as permitted by Section 13-6-7 of the Official Code of Ga. Annotated.

ATTORNEYS’ FEES/COLLECTION CHARGES

26.01

Should Landlord be named as a defendant in any suit brought against Tenant in connection with or arising out of Tenant’s occupancy hereunder, Tenant shall pay to Landlord its cost and expenses incurred in such suit, including reasonable attorneys’ fees. If any rent or other sums of money owed or owing under this Lease is collected by or through an attorney at law, tenant agrees to pay fifteen percent (15%) thereof as attorneys’ fees.

CONDEMNATION

27.01

If, at any time during the term of this Lease, title to the Leased Premises should become vested in a public or quasi-public authority by virtue of the exercise of expropriation, appropriation, condemnation or other power in the nature of eminent domain, or by voluntary transfer from the owner of the Leased Premises under threat of such a taking then this Lease shall terminate as of the time of such vesting of title, after which neither party shall be further obligated to the other except for occurrence antedating such taking. The same results shall follow if less than the entire Leased Premises be thus taken, or transferred in lieu of such a taking, but to such extent that it would be legally and commercially impossible for Tenant to occupy the portion of the Leased Premises remaining, and impossible for Tenant to reasonably conduct his trade or business therein.

27.02

Should there be such a partial taking or transfer in lieu thereof, but not to such an extent as to make such continued occupancy and operation by Tenant an impossibility, then this Lease shall continue on all of its same terms and conditions subject only to an equitable reduction in rent proportionate to such taking.

27.03

In the event of any such taking or transfer, whether of the entire Leased Premises, or a portion thereof, it is expressly agreed and understood that all sums awarded, allowed or received in connection therewith shall belong to Landlord, and any rights otherwise vested in Tenant are hereby assigned to Landlord, and Tenant shall have no interest in or claim to any such sums or any portion thereof, whether the same be for the taking of the property or for damages, or otherwise.

NOTICES

28.01

All notices, statements, demands, requests, consents, approvals, authorization, offers, agreements, appointments, or designations under this Lease by either party to the other shall be in writing and shall be sufficiently given and served upon the other party, (i) by depositing same in the United States mail, addressed to the party to be notified, postage prepaid and registered or certified with return receipt requested; (ii) by recognized overnight, third party prepaid courier service (such as Federal Express), requiring signed receipt; (iii) by delivering the same in person to such party; or (iv) by prepaid telegram, telecopy or telex with delivery of an original copy of any such notice delivered pursuant to (ii) or (iii) above to be received no later than the next business day. Notice personally delivered or sent by courier service, telegram, telecopy or telex shall be effective upon receipt. Any notice mailed in the foregoing manner shall be effective three (3) business days after its deposit In the United States mail. Either party may change its address for notices by giving notice to the other as provided above. For purposes of notice, the addresses of the parties shall be as follows:

(a)

To Tenant at the Leased Premises;

(b)

To Landlord, addressed to Landlord at 4497 Park Drive, Norcross, Georgia 30093, with a copy to such other place as Landlord may from time to time designate by notice to Tenant.

WAIVER

29.01

The waiver by Landlord of any breach of any term, covenant, or condition herein contained shall not be deemed to be a waiver of such term, covenant, or condition or any subsequent breach of the same or any other term, covenant, or condition herein contained. The subsequent acceptance of rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant, or condition of this Lease, other than the failure of Tenant to pay the particular rental so accepted, regardless of Landlord’s knowledge of such preceding breach at the time of acceptance of such rent.

EFFECT OF HOLDING OVER

30.01

If Tenant should remain in possession of the Leased Premises after the expiration of the lease term and without executing a new lease, then such holding over shall be construed as a tenancy from month to month, subject to all the conditions, provisions, and obligations of this Lease insofar as the same are applicable to a month to month tenancy, the rent payable hereunder shall be 150% of the rent payable pursuant to subparagraph 3.01.

SUBORDINATION

31.01

This Lease, at Landlord’s option shall be subordinate to any ground lease, first priority mortgage, first priority deed of trust, or first priority security deed now or hereafter placed upon the real property of which the Leased Premises are a part and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements and extensions thereof.

31.02

Tenant agrees to execute any documents required to effectuate such subordination or to make this Lease prior to the lien of any such ground lease, mortgage, deed of trust, or security deed, as the case may be and failing to do so within ten (10) days after written demand, does hereby make, constitute and irrevocably appoint Landlord as Tenant’s attorney in fact and in Tenant’s name, place and stead, to do so. If requested to do so, Tenant agrees to attorn to any person or other entity that acquires title to the real property encompassing the Leased Premises, whether through judicial foreclosure, sale under power, or otherwise, and to any assignee of such person or other entity.

ESTOPPEL CERTIPICATE

32.01

Upon ten (10) days notice from Landlord to Tenant, Tenant shall deliver a certificate dated as of the first day of the calendar month in which such notice is received, executed by an appropriate officer, partner or individual, in the form as Landlord may require and stating but not limited to the following: (i) the commencement date of this Lease; (ii) the space occupied by Tenant hereunder; (iii) the expiration date hereof; (iv) a description of any renewal or expansion options; (v) the amount of rental currently and actually paid by Tenant under this Lease; (vi) the nature of any default or claimed default hereunder by Landlord and (vii) that Tenant is not in default hereunder nor has any event occurred which with the passage of time or the giving of notice would become a default by Tenant hereunder.

PARKING

33.01

Tenant shall be entitled to park in common with other tenants free of charge and in addition shall be entitled to four (4) exclusive, reserved parking spaces free of charge during the term of the Lease and any subsequent renewals. Tenant shall pay for any costs, not to exceed Four Hundred and 00/100 Dollars ($400.00), associated with identifying such reserved spaces. Tenant agrees not to overburden the parking facilities and agrees to cooperate with Landlord and other tenants in the use of parking facilities. Landlord reserves the right in its absolute discretion to determine whether parking facilities are becoming crowded and, in such event, to allocate parking spaces among Tenant and other tenants. There will be no assigned parking. Tenant agrees to park all Tenant’s trucks in the parking spaces provided at the rear of the building. “Parking” as used herein means the use by Tenant’s employees, its visitors, invitees, and customers for the parking of motor vehicles for such periods of time as are reasonably necessary in connection with use of and/or visits to the Leased Premises. No vehicle may be repaired or serviced in the parking area and any vehicle deemed abandoned by Landlord will be towed from the project and all costs therein shall be borne by the Tenant. All driveways, ingress and egress, and all parking spaces are for the joint use of all tenants. No area outside of the Leased Premises shall be used by Tenant for storage without Landlord’s prior written permission.

MORTGAGE PROTECTION

34.01

In the event of any default on the part of Landlord, Tenant will give notice by registered or certified mail to any beneficiary of a deed or trust or holder of a security deed or mortgage covering the Leased Premises whose address shall have been furnished it, and shall offer such beneficiary or holder a reasonable opportunity to cure the default, including time to obtain possession of the Leased Premises by power of sale or a judicial foreclosure, if such should prove necessary to effect a cure.

RULES AND REGULATIONS

35.01

This Lease is subject to the rules and regulations pertaining to the Building, which are attached as Exhibit “C”. Tenant, its employees, agents, visitors, invitees, contractors and customers will perform and abide by said Rules and Regulations, and any amendments or additions to said Rules and Regulations as may be made from time to time by Landlord.

RELOCATION

36.01

This section intentionally deleted.

COMMISSION AGREEMENT

37.01

Landlord and Tenant acknowledge that CTR Partners (“Tenant’s Agent”) has represented Tenant in connection with this Lease. Landlord shall pay to Tenant’s Agent and Landlord’s Agent (collectively referred to as “Agent”) a leasing commission in an amount as set forth in a separate agreement between Landlord and such parties.

37.02

Tenant warrants and represents to Landlord that, other than Agent, no other party is entitled, as a result of the actions of Tenant, to a commission or other fee resulting from the execution of this Lease; and in the event Tenant extends or renews this Lease, or expands the Leased Premises, and Tenant’s Agent is entitled to a commission under the above-referenced commission agreement, Tenant shall pay all commissions and fees payable to any party (other than Tenant’s Agent) engaged by Tenant to represent Tenant in connection therewith. Landlord warrants and represents to Tenant that, except as set forth above, no other party is entitled, as a result of the actions of Landlord, to a commission or other fee resulting from the execution of this Lease. Landlord and Tenant agree to indemnify and hold each other harmless from any loss, cost, damage or expense (including reasonable attorneys’ fees) incurred by the non-indemnifying party as a result of the untruth or incorrectness of the foregoing warranty and representation, or failure to comply with the provisions of this subparagraph.

37.03

Tenant’s Agent is representing Tenant in connection with this Lease, and is not representing Landlord. Landlord’s Agent, or employees of Landlord or its affiliates, are representing Landlord and are not representing Tenant.

37.04

The parties acknowledge that certain officers, directors, shareholders, or partners of Landlord or its general partner(s), are licensed real estate brokers and/or salesmen under the laws of the State of Georgia. Tenant consents to such parties acting in such dual capacities.

MISCELLANEOUS PROVISIONS

A.

Whenever the singular number is used in this Lease and when required by the context, the same shall include the plural, and the masculine gender shall include the feminine and neuter genders, and the word “person” shall include corporation, firm or association. If there be more than one tenant, the obligations imposed upon Tenant under this Lease shall be joint and several.

B.

The headings or titles to paragraphs of this Lease are for convenience only and shall have no effect upon the construction or interpretation of any part of this Lease.

C.

This instrument contains all of the agreements and conditions made between the parties to this Lease and may not be modified orally or in any other manner than by agreement in writing signed by all parties to this Lease.

D.

Where the consent of a party is required, such consent will not be unreasonably withheld.

E.

This Lease shall create the relationship of Landlord and Tenant between Landlord and Tenant; no estate shall pass out of Landlord; Tenant has only a usufruct, not subject to levy and/or sale and not assignable by Tenant except as provided in paragraph 23.01 hereof.

F.

Except as otherwise expressly stated, each payment required to be made by Tenant shall be in addition to and not in substitution for other payments to be made by Tenant.

G.

All covenants and agreements to be performed by Tenant under any of the terms of this Lease shall be performed by Tenant at Tenant’s sole cost and expense and without any abatement of rent.

H.

No payment by Tenant or receipt by Landlord of a lesser amount than any installment or payment of rent due shall be deemed to be other than on account of the amount due, and no endorsement or statement on any check or payment of rent shall be deemed an accord and satisfaction. Landlord may accept such check or payment without prejudice to Landlord’s right to recover the balance of such installment or payment of rent, or pursue any other remedies available to Landlord.

I.

Subject to paragraph 23, the terms and provisions of this Lease shall be binding upon and inure to the benefit of the heirs, executors, administrators, successors, and assigns of Landlord and Tenant.

J.

Tenant acknowledges and agrees that Landlord shall not provide guards or other security protection for the Leased Premises and that any and all security protection shall be the sole responsibility of Tenant.

K.

This Lease shall be governed by Georgia law.

L.

Time is of the essence of each term and provision of this Lease.

M.

Tenant shall not record this Lease or a memorandum thereof without the written consent of Landlord. Upon the request of Landlord, Tenant shall join in the execution of a memorandum or so-called “short form” of this Lease for the purpose of recordation. Said memorandum or short form of this Lease shall describe the parties, the Leased Premises and the lease term, and shall incorporate this Lease by reference.

N.

Landlord’s liability for performance of its obligations under the terms of this Lease shall be limited to its interest in the Leased Premises.

O.

So long as Tenant is not in default in the payment of rent, or other charges or in the performance of any of the other terms, covenants, or conditions of the Lease beyond any period given Tenant in the Lease to cure such default. Tenant shall not be disturbed by Landlord or anyone claiming by, through or under Landlord in Tenant’s possession, enjoyment, use and occupancy of the Leased Premises during the original or any renewal term of the Lease or any extension or modification thereof.

IN WITNESS WHEREOF, the parties hereto who are individuals have set their hands and seals, and the parties who are corporations have caused this instrument to be duly executed by its proper officers and its corporate seal to be affixed, as of the day and year first above written.

Signed, sealed and delivered as to Landlord, in the presence of:	LANDLORD: DUKE-WEEKS REALTY LIMITED PARTNERSHIP, an Indiana limited partnership
/s/ ROBIN M. RICH	By:	Duke-Weeks Realty Corporation,

Unofficial Witness		an Indiana corporation, its sole general partner

/s/ PATRICK L. ADAMS	By:	/s/ ROBERT M. CHAPMAN

Notary Public	Name:	Robert M. Chapman
	Its:	Executive Vice President

Signed, sealed and delivered as to Landlord, in the presence of:	TENANT CHATTAHOOCHEE NATIONAL BANK
/s/ SUZANNE DARIN	By:	/s/ H. N. PADGET, JR.

Unofficial Witness	Name:	H. N. Padget, Jr.
	Title:	President and CEO

ATTEST:
/s/ NATALIE A. SUMMERS	By:	/s/ DANNY F. DUKES

Notary Public	Name:	Danny F. Dukes
	Its:	SVP/CFO
(Corporate Seal)

EXHIBIT “A”

[Map of Property]

EXHIBIT “B”

[Map of Leased Premises]

EXHIBIT “C”

RULES AND REGULATIONS

1.

The Tenant shall give the Landlord not less than forty-eight (48) hours prior written notice of the Tenant’s intention to move into or to move out of the Building, and. all such moves shall be conducted on Saturdays, Sunday, or Holidays, or between the hours of 6 p.m. and 7 p.m. The Tenant shall use, or cause to be used, the freight elevator serving the Building, if available (and not any of the passenger elevators) in connection with all such moves into or out of the Building. The Tenant shall be responsible to the Landlord for all damage done to the Building, the Leased Premises or any portion of either, by the Tenant’s movers. The Tenant shall insure that its movers take all necessary precautions required by the Landlord to protect the Building and all portions thereof, including, without limitation, protection of all flooring, carpeting, wall coverings, doors and door frames.

2.

All safes or other heavy articles shall be carried up or into the Building only at such times and in such manner as shall be prescribed by the Landlord and the Landlord shall in all cases have the right to specify the proper weight and position of any such safe or other heavy article. Any damage done to the Building by taking in or removing any equipment or from overloading any floor in any way shall be paid the Tenant. Defacing or injuring in any way any part of the Building by the Tenant, his invitees, agents or employees, shall be paid for by the Tenant.

3.

The sidewalks, entries, passages, corridors, stairways and elevators shall not be obstructed by Tenants, their employees or agents, or used by them for purposes other than ingress and egress to and from their respective suites.

4.

Tenant will refer all contractors, contractors’ representatives and installation technicians rendering any service for Tenant to Landlord for Landlord’s approval and supervision before performance of any contractual service, other than routine installation of telephones and cabling pursuant to the normal conduct of Tenant’s business. This provision shall apply to all work performed in the Building, including installation of telephones, telegraph equipment, electrical devices and attachments and installations of any nature affecting floors, walls, woodwork, trim, windows, ceilings, equipment or any other physical portion of the Building. Such approval, if given, shall in no way make Landlord a party to any contract between Tenant and any such contractor, and Landlord shall have no liability thereof. Tenant shall require all contractors to meet Landlord’s insurance requirements prior to contracting work within the Leased Premises.

5.

If any Tenant desires, at his cost, telegraphic, telephonic or other electric connections, Landlord or its agents will direct the electricians (which must be approved in advance by Landlord) as to where and how the wires may be introduced, and without such directions, no boring or cutting for wires will be permitted.

6.

The Tenant shall not (without Landlord’s written consent) install or operate any fans, electric heaters, machinery upon the Leased Premises, or carry on any mechanical business thereon, or use or allow to be used upon the Leased Premises, oil, burning fluids, camphene, gasoline or kerosene for heating, warming or light. No article deemed extra hazardous on account of fire and no explosives shall be brought into the Building. No offensive gases or liquids will be permitted within the Building.

7.

Tenant shall not install or authorize the installation of any vending machines, food or beverage preparation machines or dispensing devices, without Landlord’s prior written approval. Landlord shall have the right to rescind this approval, if given, without liability to Tenant for reimbursement of any Tenant costs or expenses.

8.

No sign, advertisement or notice shall be inscribed, painted or affixed on any part of the inside or outside of the Building unless of such color, size and style and in such place as shall first be designated by Landlord; there shall be no obligation or duty on Landlord to allow any sign, advertisement or notice to be inscribed, painted or affixed on any part of the inside or outside of the Building. Tenant suite identification on or adjacent to entry doors will conform to standards established by Landlord and must be installed by Landlord at Tenant’s expense. A directory in a conspicuous place, with the names of the Tenants, will be made by Landlord within a reasonable time after notice from the Tenant, and upon payment of a standard fee. No furniture shall be placed in front of the Building or in any lobby or corridor without written consent of Landlord. Landlord shall have the right to remove all other signs and furniture, without notice to Tenant at the expense of Tenant.

9.

Tenant shall have the non-exclusive use in common with the Landlord, other tenants, their guests and invitees, of the automobile parking areas, driveways and footways, subject to reasonable rules and regulations for the use thereof as may be prescribed from time to time by Landlord. Landlord shall have the right to designate parking areas for the use of the other tenants in the Building and their employees, and the tenants and their employees shill not park in parking areas not so designated, specifically including driveways, fire lanes, loading/unloading areas, walkways and building entrances. Landlord will not be liable for damage to vehicles in the parking areas or for theft of vehicles, personal property from vehicles, or equipment of vehicles. Tenant agrees that Tenant and employees of Tenant shall not park on off-site surrounding property, whether publicly or privately owned, without the written consent of the owner of such surrounding property.

10.

No Tenant shall do or permit anything to be done in said Leased Premises, or bring or keep anything herein, which will in any way increase the rate of fire insurance on said Building, or on property kept therein, or obstruct or interfere with the rights of other Tenants, or in any way injure or annoy them, or conflict with the laws relating to fire, or with any regulations of the fire department, or with any insurance policy upon said buildings or any part thereof, or conflict with any rules and ordinances of the local Board of Health or any governing bodies.

11.

Tenant shall not injure, overload or deface the Building, the woodwork or the walls of the Building, nor carry on upon the Leased Premises any noisome, noxious, noisy, or offensive business.

12

No person shall disturb the occupants of the Building by the use of any musical instruments, radios, televisions, phonographs, tape players, etc., the making of unreasonable noises, odors, vibrations, or any other unreasonable use of the Building.

13.

No dogs or other animals or pets of any kind will be allowed in the Building.

14.

No portion of the Building shall be occupied or used as sleeping or lodging quarters at any time.

15.

Tenant shall not employ any person other than the janitors of Landlord (who will be provided with pass-keys into the Building) for the purpose of cleaning or taking charge of the Building.

16.

The janitor or janitors of the Building may keep a pass key, and he shall at all times be allowed admittance to said Leased Premises provided that he shall not enter into any private offices while Tenant is in session such that it would cause a disruption to Tenant’s business.

17.

Landlord or its agents shall have the right to enter the Premises to examine the same or to make such repairs, alterations or additions as Landlord shall deem necessary for the safety, preservation or improvement of the Building. Landlord agrees not to enter into any private offices while Tenant is in session and agrees to use its reasonable efforts to avoid disrupting Tenant’s business.

18.

Landlord or its agents may show said Premises and may place on the windows or doors thereof, or upon the bulletin board, a notice “For Rent” for six (6) months prior to the expiration of the Lease.

19.

No additional locks shall be placed upon any doors without the written consent of the Landlord. All keys to the Leased Premises and Building Security Card Keys (if any) shall be furnished by the Landlord in a reasonable number commensurate with the square footage leased. Additional keys and Building Security Card Keys (if any) shall be furnished at Tenant cost. Upon termination of this Lease, all keys and Building Security Card Keys (if any) shall be surrendered, and the Tenant shall then give the Landlord or his agents explanation of the combination of all locks upon the doors or vaults.

20.

No windows or other openings that reflect or admit light into the corridors or passageways, or to any other place in said Building, shall be covered or obstructed by any of the Tenants. No sunscreen or other film shall be applied to the interior surface of any window glass. All glass, locks and trimmings in or upon the doors or windows of the Building shall be kept whole and, when any part thereof shall be broken, the same shall be immediately replaced or repaired and put in order under the direction and to the satisfaction of Landlord, and shall be left whole and in good repair.

21.

Tenant shall not install any window coverings such as shades, draperies, or other window treatments, other than those provided by Landlord, without the prior written consent of Landlord.

22.

The water closet and other water fixtures shall not be used for any purpose other than those for which they were designed or constructed, and any damage-resulting to them front misuse, or the defacing or injury of any part of the Building, shall be borne by the person who shall occasion it.

23.

No bicycles or similar vehicles will be allowed in the Building.

24.

Nothing shall be thrown out the windows of the Building or down the stairways or other passages.

25.

Landlord reserves the right at any time to take one elevator out of service to Tenants for exclusive use by the Building management in servicing the Building.

26.

Tenant shall not disturb any occupant of the Building, or canvas or conduct surveys within the Building (without the prior written consent of Landlord), and shall cooperate to prevent same.

27.

Landlord reserves the right to exclude or expel front the Building any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of any of the rules and regulations of the Building.

28.

Tenant shall not use the name of the Building in connection with or in promoting or advertising the business of Tenant except as Tenant’s address.

29.

The following shall constitute Holidays for purposes of this Lease:

January 1st	New Year’s Day
Last Monday in May	Memorial Day
July 4th	Independence Day
First Monday in September	Labor Day
Fourth Thursday In November	Thanksgiving Day
December 25th	Christmas Day

30.

The Landlord reserves the might to make such other reasonable rules and regulations as in its judgment may from time to time be needed for the safety, care and cleanliness of the Building, and for the preservation of good order therein. The Landlord shall not be responsible to the Tenant for the non-observance or violation of any of the rules and regulations by any other occupant or tenant of the Building.

EXHIBIT “D”

ACCEPTANCE OF PREMISES

Tenant:

Landlord:

Date Lease Signed:

Term of Lease:

Address of Leased Premises:	Suite ____containing approximately __________ square feet, located at

Commencement Date:

Expiration Date:

The above described premises are accepted by Tenant as suitable for the purpose for which they were let. The above described lease term commences and expires on the dates set forth above. Tenant acknowledges that it has received _____ number of keys to the Leased Premises from Landlord.

TENANT	LANDLORD

(Type Name of Tenant)	(Type Name of Landlord)

By:		By:

	(Signature)		(Signature)

(Type Name and Title)	(Type Name and Title)

EXHIBIT”E”

SPECIAL STIPULATIONS

1.

Early Access. Two weeks prior to commencement of the Lease, Tenant may enter upon the Leased Premises for purposes of inspecting and reviewing the work, installing trade fixtures, furniture, equipment and telephones, and doing such other work as may be appropriate or desirable without being deemed thereby to have taken possession or obligated itself to pay rent but Tenant agrees that: (a) Landlord shall have no liability for injury to any person or damage to any property of Tenant stored on the Leased Premises except for damages caused by the willful act or gross negligence of Landlord or its employees or agents, (b) Tenant shall not interfere with Landlord’s construction work on the Leased Premises, (c) Tenant shall indemnify protect and hold harmless Landlord from and against any and all claims, demands, damages, losses, costs, expenses, liabilities and actions at law or in equity based upon any occurrence or condition arising out of or attributable to Tenant’s exercise of such right, and (d) Tenant shall be solely responsible for the permitting of any such work it performs.

2.

Option to Renew. Tenant shall have the option to renew this Lease Agreement for two (2) successive five (5) year terms (each an “Extended Term”) provided that Tenant gives written notice to Landlord of its intention to renew at least one hundred eighty (180) days prior to the end of the then current term of the Lease. Each Extended Term shall be on the same terms and conditions as contained herein for the initial term of this Lease, except as expressly provided herein to the contrary with respect to Base Rent and except for such as are, by their terms, inapplicable to an Extended Term.

The Base Rental for the first Extended Term shall increase at a rate of one hundred three percent (103%) of the rate in effect at the end of the original lease term, with annual escalations at a rate of three percent (3%) per year thereafter, payable in monthly installments on or before the first day of each calendar month in the first Extended Term.

The Base Rental for the second Extended Term shall be upon the same terms and conditions as contained herein except that the annual base rental shall be the fair market rental value (but in no event less than the current rental rate under the Lease) which shall be determined as follows:

(a)

Landlord and Tenant will have fifteen (15) days after Landlord receives the renewal notice within which to agree on the then-fair market rental value of the Leased Premises as defined in paragraph (c) below for the renewal period. If they agree on the base monthly rent for the renewal period within fifteen (15) days, they will amend this Lease by stating the base monthly rental for the renewal period.

(b)

If they are unable to agree on the base monthly rental for the renewal period within fifteen (15) days, then the base monthly rental for the renewal period will be the then-fair market rental value of the Leased Premises as determined in accordance with paragraph (d) below.

(c)

The “then-fair market rental value of the Leased Premises” means what a Landlord under no compulsion to lease the Leased Premises and a Tenant under no compulsion to lease the Leased Premises would determine as rents for the renewal period, as of the commencement of the renewal period, taking into consideration the uses permitted under this Lease, the quality, size, design, and location of the Leased Premises, and the rent for comparable buildings located in the vicinity of the Leased Premises. The then-fair market rental value of the Leased Premises for the renewal period will not be less than that provided during the initial term.

(d)

Within seven (7) days after the expiration of the fifteen (15) day period set forth in paragraph (b) above. Landlord and Tenant will each appoint a real estate appraiser to appraise the then-fair market rental value of the Leased Premises. The two appraisers will meet promptly and attempt to set the then-fair market rental value of the Leased Premises. If they are unable to agree within thirty (30) days, they will select a third appraiser within ten (10) days to set the then fair market rental value of the Leased Premises. Landlord and Tenant will bear one-half (1/2) of the cost of appointing the third appraiser and of paying the third appraiser’s fee.

(e)

Within thirty (30) days after the selection of the third appraiser, a majority of the appraisers will set the then-fair market rental value of the Leased Premises. If a majority of the appraisers are unable to set the then-fair market rental value of the Leased Premises within thirty (30) days after selection of the third appraiser, the three appraisals will be averaged and the average will be the then-fair market rental value of the Leased Premises.

(f)

It is expressly understood that Tenant shall have no option to renew this Lease for the renewal term if at the time of the attempted exercise of such option or at the commencement of such renewal term this Lease is not then in full force and effect or if Tenant is then in default of any terms and conditions of this Lease.

3.

Exclusive Use. During the Lease Term, so long as Tenant is not in default hereunder, Landlord covenants and agrees that it will not operate or lease any portion of the Building to a tenant whose primary business is banking (the “Covenant”); provided, however, that this provision does not prohibit such operation to exist under any current leases, including renewals or expansions thereof. Landlord shall not be in default under this Section unless and until Landlord fails to cure any breach hereof within thirty (30) days after written notice from Tenant to Landlord, or such longer period of time as may be required, so long as Landlord commences to cure such default within such thirty (30) day period and thereafter diligently pursues such cure to completion. In the event of Landlord’s uncured default, Tenant shall have as its sole and exclusive remedy, notwithstanding anything to the contrary contained in this Lease, the right to terminate this Lease upon written notice to Landlord delivered within thirty (30) days after the date of Landlord’s default. In the event Tenant does not exercise its right to terminate within such thirty (30) day period, Tenant’s right to terminate the Lease shall expire and Tenant shall be deemed to have waived Landlord’s default with respect to the particular offending tenant, occupant or user of space within the Building, but shall not be deemed to have otherwise waived or released its rights hereunder with respect to any other future tenant, occupant or user of space in the Building.

Landlord and Tenant further covenant and agree that Landlord is not and shall not be obligated to enforce the Covenant against any person if by so doing it shall be in breach of any laws, rules, regulations or enactments from time to time in force and no provision of this Lease is intended to apply or to be enforceable to the extent that it would give rise to any offense under any relevant statute, or any state that may be enacted with similar intent, as from time to time amended. Tenant acknowledges that the Covenant has been granted solely at the request of Tenant, and accordingly Tenant shall promptly indemnify and hold harmless Landlord from and against any claims made against Landlord in connection therewith, whether of a criminal or civil nature, and Tenant shall reimburse Landlord for any and all costs and expenses incurred in connection with any enforcement of the Covenant by Landlord, including all legal fees (on a solicitor and his own client basis) and expenses.